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                                                                 Exhibit 10.1(D)

                          THIRD AMENDMENT AND WAIVER
                                      TO
                     AMENDED AND RESTATED CREDIT AGREEMENT


     THIS THIRD AMENDMENT AND WAIVER (this "Amendment") dated as of January 29, 1999 is entered into by and among Einstein/Noah Bagel Corp., a Delaware corporation (the "Borrower"), the lenders who are party to the Credit Agreement referred to below (the "Lenders"), General Electric Capital Corporation, as Co-Agent (herein, in such capacity, the "Co-Agent"), and Bank of America National Trust and Savings Association, as Agent for the Lenders (herein, in such capacity, the "Agent").

                              W I T N E S E T H:
                              - - - - - - - - -

     WHEREAS, the Borrower, the Lenders, the Co-Agent and the Agent are parties to a certain Amended and Restated Secured Credit Agreement dated as of November 21, 1997 (as heretofore amended, called the "Credit Agreement"; terms used but not otherwise defined herein are used herein as defined in the Credit Agreement);

     WHEREAS, the Borrower desires to amend the Credit Agreement in certain respects and to waive certain covenant compliance; and

     WHEREAS, subject to the terms and conditions set forth herein the Agent, the Co-Agent and the Lenders are willing to amend the Credit Agreement in certain respects and to waive certain covenant compliance;

     NOW, THEREFORE, in consideration of the premises, and intending to be legally bound hereby, the Borrower, the Agent, the Co-Agent and the Lenders hereby agree as follows:

     Section 1.  Amendment.

     Upon satisfaction of the conditions precedent set forth in Section 3 below
                                                                ---------
and in reliance on the Borrower's warranties set forth in Section 4 below, as of
                                                          ---------
the date hereof Article IV of the Credit Agreement is hereby amended by adding at the end of such Article a new Section 4.22 which shall read in its entirety as follows:

          "SECTION 4.22  Year 2000.  On the basis of a comprehensive review and
                         ---------
     assessment of the Borrower's and its Subsidiaries' systems and equipment and inquiry made of the Borrower's and its Subsidiaries' material suppliers, vendors and customers, as more fully described in Borrower's quarterly report on Form 10-Q for the third fiscal quarter of 1998 previously furnished to Lenders, the Borrower reasonably believes that the "Year 2000 problem" (that is, the inability of computers, as well as embedded microchips in non-computing devices, to perform properly date-sensitive functions with respect to certain dates prior to and after December 31, 1999), including costs of remediation, will not result in a
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     Material Adverse Change. The Borrower and its Subsidiaries have developed feasible contingency plans which are adequate to ensure uninterrupted and unimpaired business operation in the event of failure of their own or a third party's systems or equipment due to the Year 2000 problem, including those vendors, customers, and suppliers, as well as a general failure of or interruption in its communications and delivery infrastructure."

     Section 2.  Waiver.

     Upon satisfaction of the conditions precedent set forth in Section 3 below
                                                                ---------
and in reliance on the Borrower's warranties set forth in Section 4 below, the
                                                          ---------
Lenders, the Co-Agent and the Agent hereby waive the Borrower's compliance with the provisions of Section 7.1 of the Credit Agreement for the Borrower's first
(1st) Retail Period, 1999, provided, that the average weekly net revenue
                           --------
(i.e. gross revenue net of customer coupons and discounts) during such Retail Period per Store for all Stores (whether operated by the Borrower or a Franchisee) shall not be less than $11,500.

     Section 3.  Conditions Precedent.

     This Amendment shall become effective upon receipt by the Agent of duly executed counterpart signature pages from the Borrower and the Required Lenders.

     Section 4.  Warranties.

     To induce the Agent, the Co-Agent and the Lenders to enter into this Amendment, the Borrower warrants to the Agent, the Co-Agent and the Lenders as of the date hereof that:

          (a) The representations and warranties contained in the Credit Agreement and Loan Documents are true and correct in all material respects on and as of the date hereof (except to the extent such representations and warranties expressly refer to an earlier date); and

          (b)    No Default or Event of Default has occurred and is continuing.

     Section 5.  General.

          (a) As hereby modified, the Credit Agreement shall remain in full force and effect and is hereby ratified, approved and confirmed in all respects.

          (b) This Amendment shall be binding upon and shall inure to the benefit of the Borrower, the Lenders, the Co-Agent and the Agent and respective successors and assigns of the Lenders, the Co-Agent and the Agent.

          (c) This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

                                      -2-
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Delivered at Chicago, Illinois, as of the date and year first above written.

                              EINSTEIN/NOAH BAGEL CORP.


                              By: /s/ Paul A. Strasen
                                 ------------------------------------
                              Title: Senior Vice President
                                    ---------------------------------


                              BANK OF AMERICA NATIONAL TRUST AND
                              SAVINGS ASSOCIATION, as Agent


                              By: /s/ David A. Johanson
                                 ------------------------------------
                              Title:    David A. Johanson
                                    ---------------------------------
                                        Vice President


                              BANK OF AMERICA NATIONAL TRUST AND
                              SAVINGS ASSOCIATION, as Lender


                              By: /s/  Marcia Clausen
                                 ------------------------------------
                              Title: Senior Vice President
                                    ---------------------------------


                              GENERAL ELECTRIC CAPITAL
                              CORPORATION, as Co-agent and Lender


                              By: Fred Maurice
                                 ------------------------------------
                              Title: Risk Manager
                                    ---------------------------------
                              LASALLE NATIONAL BANK


                              By: /s/ John C. Thurston
                                 ------------------------------------
                              Title: ASSISTANT VICE PRESIDENT
                                    ---------------------------------

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          The undersigned hereby acknowledge the foregoing amendments and reaffirm their respective duties and obligations arising under the Loan Documents to which each is a party.

                              EINSTEIN NOAH BAGEL PARTNERS, INC.

                              By: /s/ Paul A. Stragen
                                 ------------------------------------
                              Title:   Vice President
                                    ---------------------------------

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